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                                                                   Exhibit 99.C2




                         CONSENT OF INDEPENDENT AUDITORS
                         -------------------------------


We consent to the reference to our firm under the caption "Independent Auditors" and to the use of our report dated February 19, 2004 in the Registration Statement of Equity Opportunity Trust, Blue Chip Series 2004A.



                                    /s/ Ernst & Young LLP

                                    ERNST & YOUNG LLP




New York, New York
February 19, 2004